UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 14, 2023
Enhabit, Inc.
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-41406	47-2409192
(Commission File Number)	(IRS Employer Identification No.)

6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206
(Address of Principal Executive Offices, Including Zip Code)
(214) 239-6500
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHAB	New York Stock Exchange

EXPLANATORY NOTE
On February 14, 2023, Enhabit, Inc. (the “Company”) issued a press release reporting its financial results for the quarter and year ended December 31, 2022 (the “Original Press Release”). A copy of the Original Press Release was furnished with a Current Report on Form 8-K on February 14, 2023 (the “Original 8-K”). On April 4, 2023, the Company filed Amendment No. 1 to the Original 8-K to amend Items 2.02 and 7.01 for purposes of disclosing the filing of its Form 12b-25 and anticipated adjustments to previously disclosed financial results contained in the Original Press Release.
This Amendment No. 2 on Form 8-K/A is being furnished to further amend and supplement Items 2.01, 7.01 and 9.01 of the Original 8-K for the revision of the Company’s previously disclosed financial results for the quarter and year ended December 31, 2022, as described below.
Item 2.02. Results of Operations and Financial Condition.*
On April 14, 2023, the Company corrected the Original Press Release (the “Corrected Press Release”) to revise the previously disclosed financial results contained in the Original Press Release. A copy of the Corrected Press Release is furnished as Exhibit 99.1 to this Amendment No. 2 on Form 8-K/A and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure and Item 7.01.*
On April 14, 2023, the Company issued corrected supplemental information on the Company’s financial results for the quarter and year ended December 31, 2022 (the “Corrected Supplemental Information”).
A copy of the Corrected Supplemental Information is furnished as Exhibit 99.2 to this Amendment No. 2 on
Form 8-K/A and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1	Corrected Press Release of Enhabit, Inc., dated April 14, 2023.*
99.2	Corrected Supplemental Information for the quarter and year ended December 31, 2022 of Enhabit, Inc., dated April 14, 2023.*
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

* The information in Item 2.02 and Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified as being incorporated therein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENHABIT, INC.
By:	/s/ Dylan Black
	Name:	Dylan Black
	Title:	General Counsel
Dated: April 14, 2023